EXHIBIT 10.1
SIXTH AMENDMENT TO DRUG DISCOVERY COLLABORATION AGREEMENT
     This Amendment No. 6 (“Sixth Amendment”), effective as of September 30, 2010 (“Amendment Date”), is entered into by and between Genentech, Inc., a Delaware corporation, having a principal place of business at 1 DNA Way, South San Francisco, California 94080 (“Genentech”) and Array BioPharma Inc., a Delaware corporation, having a principal place of business at 3200 Walnut Street, Boulder, Colorado 80301 (“Array”), (collectively, the “Parties” or individually, a “Party”).
     Whereas, Genentech and Array entered into a Drug Discovery Collaboration Agreement, effective as of December 22, 2003, which was subsequently modified by a Letter Agreement, dated October 11, 2004, and amended by a First Amendment, dated May 20, 2005, a Second Amendment, dated October 1, 2005, a Third Amendment, dated April 2, 2007, a Fourth Amendment, dated July 25, 2008, and a Fifth Amendment, dated September 1, 2008; and modified by a Letter Agreement, dated July 30, 2009 (collectively, the “Agreement”).
     Whereas, the Parties desire to amend the Agreement as set forth below.
     Now, therefore, the Parties agree as follows:
1.	This Sixth Amendment hereby amends and revises the Agreement to incorporate the terms and conditions set forth in this Sixth Amendment. The relationship of the Parties shall continue to be governed by the terms of the Agreement, as amended.

2.	All capitalized terms used in this Sixth Amendment shall have the meanings defined in the Agreement unless otherwise defined herein.

3.	Section 1.55 of the Agreement is hereby amended and replaced in its entirety as follows:
“ 1.55 “Research Term” means the period commencing on January 30, 2004 (the date that the Research Plan was Approved by the JRC) and ending on the first to occur of (a) termination of the Research Term by Genentech, in its sole discretion, upon six (6) months written notice to Array; (b) reduction of the number of FTEs to zero by Genentech, in accordance with paragraph 5(c) of this Sixth Amendment; (c) termination of this Agreement by either Party under Article 10; or (d) [***].
4.	As of the Amendment Date, there are five (5) Collaboration Targets ([***], [***], [***], [***] and [***]). Notwithstanding anything to the contrary in the Agreement, the JRC has the right, with the written and executed agreement of both Parties, to include additional Collaboration Targets in the Research Plan under the Agreement.

5.	Array is currently devoting, and Genentech is paying for, [***] FTEs to perform activities under the Research Plan. As of January 30, 2011, Array shall devote, and Genentech shall pay for, [***] FTEs to perform activities under the Research Plan.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.1
Notwithstanding anything to the contrary in the Agreement, the following provision of this paragraph 5 of this Sixth Amendment shall be effective as of [***] and through the remainder of the Research Term:
(a)	all [***] shall continue to be allocated as determined by the JRC (including that, at any given time, there may not be [***] with respect to a given Collaboration Target (e.g., [***]) in the Research Plan);

(b)	at any give time(s) during the Research Term, the JRC has the right to increase the current number of [***], with the written and executed agreement of both Parties, provided that the number of [***] shall not be increased by more than [***] at any one given time (but, subject to the foregoing, there is no maximum total number of [***]); and

(c)	at any given time(s) during the Research Term, Genentech has the right to reduce the then current number of [***], upon three (3) months notice to Array, provided that the number of [***] shall not be reduced by more than [***] within any [***] period (but, subject to the foregoing, there is no maximum total number of [***]).
6.	This Sixth Amendment and the Agreement constitute the entire agreement between the Parties in connection with the subject matter of this Sixth Amendment. The Agreement, as herein amended, is and remains in full force and effect, including, without limitation, the provision of the Letter Agreement, dated July 30, 2009, regarding the FTE payment rate, certain FTE limitations, FTE reports by Array and certain Genentech audit rights.
     In witness whereof, the Parties have caused this Second Amendment to be executed by their respective duly authorized representatives as set forth below.

Genentech, Inc.		Array BioPharma Inc.

By:	/s/ Steve Krognes	By:	/s/ John R. Moore

Name:	Steve Krognes	Name:	John R. Moore

Title:	Chief Financial Officer	Title:	Vice President and General Counsel

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.